                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                          ____________________________


                                    FORM 8-K

                          ___________________________

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                October 31, 1995



                        CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as specified in its charter)


                                    Delaware
                            (State of Incorporation)


           1-9046                                     11-2776686
   (Commission File Number)                          (IRS Employer
                                                Identification Number)



                 One Media Crossways, Woodbury, New York  11797
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (516) 364-8450

     Item 7.   Financial Statements, Pro Forma Financial Information and
               Exhibits

          (b) Pro Forma Financial Information

          Cablevision Systems Corporation (the "Registrant" or the "Company") files herewith the pro forma financial information that would be required pursuant to Article 11 of Regulation S-X for the nine months ended September 30, 1995.

             CONDENSED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     The following condensed pro forma consolidated balance sheet as of September 30, 1995 presents the Company's financial position as adjusted to give effect to the proposed acquisition by the Company of the interests in Cablevision of Boston Limited Partnership ("Cablevision of Boston") that it does not already own and the proposed transactions (the "Proposed V Cable Transactions") relating to the Company's subsidiary, V Cable, Inc., as if such acquisition and transactions had occurred as of that date. For a discussion of the Proposed V Cable Transactions, see the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1995 (the "September 30 10-Q"). The following condensed pro forma consolidated statement of operations for the year ended December 31, 1994 presents the Company's consolidated results of operations as adjusted to give effect to (i) the acquisition (the "AMCC Acquisition") of partnership interests in American Movie Classics Company ("AMCC"), (ii) the acquisition of substantially all of the assets of Monmouth Cablevision Associates ("Monmouth Cable"), Riverview Cablevision Associates, L.P. ("Riverview Cable"), and Framingham Cablevision Associates, Limited Partnership ("Framingham Cable"), (iii) the proposed acquisition of Cablevision of Boston, and (iv) the Proposed V Cable Transactions as if the acquisition of interests in AMCC, the acquisition of Monmouth Cable, Riverview Cable and Framingham Cable, the acquisition of Cablevision of Boston and the Proposed V Cable Transactions had occurred at the beginning of the periods presented. The following condensed pro forma consolidated statement of operations for the nine months ended September 30, 1995 presents the Company's consolidated results of operations as adjusted to give effect to the proposed acquisition of Cablevision of Boston and the Proposed V Cable Transactions as if the proposed acquisition of Cablevision of Boston and the Proposed V Cable Transactions had occurred at the beginning of the periods presented. The condensed pro forma consolidated financial statements should be read in conjunction with the notes thereto and the historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994 and the September 30 10-Q. The pro forma financial information is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transactions occurred on the dates indicated nor does it purport to indicate the future results of operations or the future financial condition of the Company.


                 CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995
                             (DOLLARS IN THOUSANDS)

                                                                                  PRO FORMA ADJUSTMENTS*
                                                                                  ----------------------
                                                                                                 PROPOSED
                                                                           CABLEVISION OF        V CABLE
                                                              HISTORICAL       BOSTON          TRANSACTIONS     PRO FORMA
                                                              ----------   --------------      ------------     ---------
                        ASSETS
                        ------

Cash and cash equivalents..................................  $    21,950     $  6,426(1)      $    1,653(4)    $    23,029
                                                                               (3,000)(2)         (4,000)(5)
Accounts receivable, trade.................................       84,949        2,354(1)           1,105(4)         88,408
Notes and other receivables................................       18,543          789(1)             363(4)         19,695
Prepaid expenses and other assets..........................       18,244          326(1)             471(4)         19,041
Property, plant and equipment, net.........................      941,853       36,071(1)         102,679(4)      1,080,603
Investments in and advances to affiliates..................      172,562      (18,510)(1)                          154,052
Feature film inventory.....................................      144,219                                           144,219
Intangible assets, net.....................................      859,663      113,544(2)         136,664(6)      1,108,647
                                                                               (1,224)(3)
Deferred financing, interest expense and other costs, net..       80,461        1,000(2)         (30,343)(5)        51,118
                                                             -----------     --------          ---------       -----------
                                                             $ 2,342,444     $137,776          $ 208,592       $ 2,688,812
                                                             ===========     ========          =========       ===========

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Accounts payable...........................................  $   119,634   $    9,657(1)      $   10,055(4)    $   139,346
Accrued expenses...........................................      226,866        9,766(1)          13,392(4)        250,024
Accounts payable to affiliates.............................       16,235          642(1)             488(4)         17,365
Feature film rights payable................................      136,355                                           136,355
Bank debt..................................................    1,371,585       79,217(2)                         1,450,802
Senior debt................................................      888,596                         215,000(4)        603,596
                                                                                                (500,000)(5)
Subordinated debentures....................................      623,590                                           623,590
Subordinated notes payable.................................      141,268                                           141,268
Obligation to related party................................      191,579                                           191,579
Capital lease obligations and other debt...................        7,610        1,884(1)                             9,494
                                                             -----------     --------          ---------       -----------
                                                               3,723,318      101,166           (261,065)        3,563,419
                                                             -----------     --------          ---------       -----------
Deficit investment in affiliates...........................      437,732                                           437,732
                                                             -----------                                       -----------
Series G Redeemable Exchangeable                                 250,000                                           250,000
 Preferred Stock                                             -----------                                       -----------

Stockholders' deficiency:
  Preferred stock..........................................            2                               5(5)              7
  Common stock.............................................          239            6(2)                               245
  Par value in excess of capital contributed...............      (79,478)      37,828(2)         499,995(5)        457,121
                                                                               (1,224)(3)
  Accumulated deficit......................................   (1,986,132)                        (30,343)(5)    (2,016,475)
                                                             -----------                       ---------       -----------
                                                              (2,065,369)      36,610            469,657        (1,559,102)
Less, treasury stock, at cost (50,000 shares)..............       (3,237)                                           (3,237)
                                                             -----------                                       -----------
                                                              (2,068,606)      36,610            469,657        (1,562,339)
                                                             -----------     --------          ---------       -----------
                                                             $ 2,342,444     $137,776          $ 208,592       $ 2,688,812
                                                             ===========     ========          =========       ===========

* See Note A of Notes to Condensed Pro Forma Consolidated Financial Statements.

            CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1994
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                              PRO FORMA ADJUSTMENTS*
                                                 ----------------------------------------------------------------------------
                                                                 MONMOUTH
                                                                  CABLE,
                                                             RIVERVIEW CABLE
                                                 AMERICAN          AND           CABLEVISION         PROPOSED
                                                   MOVIE        FRAMINGHAM            OF              V CABLE
                                  HISTORICAL     CLASSICS         CABLE             BOSTON         TRANSACTIONS     PRO FORMA
                                  ----------     --------    ---------------     -----------       ------------     ---------
Net Revenues....................   $ 837,169   $50,951(7)    $ 47,286(13)         $ 59,239(19)     $  71,960(22)     $1,066,605
                                   ---------   -------       --------             --------         ---------         ----------
Operating expenses:
Technical.......................     302,885    16,262(7)      15,127(13)           26,749(19)        29,674(22)        390,697
Selling, general and
   administrative...............     195,942    16,105(7)       9,199(13)           17,119(19)        20,776(22)        254,162
                                                  (859)(11)    (2,028)(16)          (2,092)(20)
Restructuring charge............       4,306                                                                              4,306
Depreciation and                     271,343       142(7)      12,488(13)            8,428(19)        41,861(22)        379,719
   amortization.................
                                                10,827(12)     27,273(14)           10,974(20)        (3,617)(26)
                                   ---------    ------       --------             --------         ---------         ----------
                                     774,476    42,477         62,059               61,178            88,694          1,028,884
                                   ---------    ------       --------             --------         ---------         ----------
Operating profit (loss).........      62,693     8,474        (14,773)              (1,939)          (16,734)            37,721
Other income (expense)
Interest expense................    (263,299)   (1,510)(7)     (4,657)(13)          (8,955)(19)      (24,195)(22)      (266,226)
                                                (7,615)(9)    (11,093)(15)           1,769(21)        47,323(23)
                                                                                                       6,006(25)
 Interest income................       1,518       305(7)          59(13)              216(19)           236(22)          2,334
Share of affiliates' net loss...     (82,864)   (4,304)(10)      (521)(17)                             8,594(22)        (79,367)
                                                                 (272)(18)
Write off of deferred
   financing costs..............      (9,884)                                                                            (9,884)
Loss on redemption
   of debt......................      (7,088)                                                                            (7,088)
Provision for preferential
   payment to related party.....      (5,600)                                                                            (5,600)
Minority interest...............      (3,429)   (4,321)(8)                                                               (7,750)
Miscellaneous, net..............      (7,198)      (23)(7)       (131)(13)            (307)(19)       (1,280)(22)        (8,939)
                                   ---------   -------       --------             --------         ---------         ----------
Loss before extraordinary item..    (315,151)   (8,994)       (31,388)              (9,216)           19,950           (344,799)
Extraordinary item:
 Loss on redemption of debt.....                                                                     (40,457)(23)       (40,457)
                                   ---------   -------       --------             --------         ---------         ----------
Net loss........................    (315,151)   (8,994)       (31,388)              (9,216)          (20,507)          (385,256)
Preferred stock dividend
requirement.....................      (6,385)                                                        (43,403)(24)       (49,788)
                                   ---------   -------       --------             --------         ---------         ----------



Net loss applicable to
common shareholders.............   $(321,536)  $(8,994)     $ (31,388)             $(9,216)      $   (63,910)        $ (435,044)
                                   =========   =======      =========              =======       ===========         ==========
Loss per common
 share before extraordinary
  item..........................     $(13.72)                                                                           $(16.39)
Extraordinary item..............           -                                                                              (1.68)
                                   ---------                                                                         ----------
 Net loss per common share......     $(13.72)                                                                           $(18.07)
                                   =========                                                                         ==========
Average number of
            common shares
            outstanding (in
            thousands)..........      23,444                                           635(19)                           24,079
                                   =========                                      ===========                        ==========

* See Note B of Notes to Condensed Pro Forma Consolidated Financial Statements.

            CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                              PRO FORMA ADJUSTMENTS*
                                                                              ----------------------
                                                                                             PROPOSED
                                                                        CABLEVISION OF        V CABLE
                                                          HISTORICAL        BOSTON          TRANSACTIONS     PRO FORMA
                                                          ----------    --------------      ------------     ---------
Net Revenues..........................................   $ 787,293      $ 46,477(27)        $ 57,324(30)      $ 891,094
                                                         ---------      --------            --------          ---------
Operating expenses:
 Technical............................................     302,385        21,425(27)          25,695(30)        349,505
 Selling, general and administrative..................     194,821        14,383(27)          15,661(30)        223,223
                                                                          (1,642)(28)
 Depreciation and amortization........................     236,788         6,440(27)          27,859(30)        278,744
                                                                           8,231(28)            (574)(34)
                                                         ---------      --------            --------          ---------
                                                           733,994        48,837              68,641            851,472
                                                         ---------      --------            --------          ---------
Operating profit (loss)...............................      53,299        (2,360)            (11,317)            39,622
Other income (expense)
 Interest expense.....................................    (236,680)       (7,999)(27)        (19,395)(30)      (209,647)
                                                                           2,670(29)          46,281(31)
                                                                                               5,476(33)
 Interest income......................................       1,308           184(27)             53(30)           1,545
 Share of affiliates' net income (loss)...............     (73,090)                            2,840(30)        (70,250)
 Write off of deferred financing costs................      (2,888)                                              (2,888)
 Gain or sale of affiliate interests..................      36,198                                               36,198
 Provision for preferential payment to related party..      (4,200)                                              (4,200)
 Minority interest....................................      (6,229)                                              (6,229)
 Miscellaneous, net...................................      (4,836)         (165)(27)           (284)(30)        (5,285)
                                                         ---------      --------            --------          ---------
Net loss..............................................    (237,118)       (7,670)             23,654           (221,134)
Preferred stock dividend requirement..................      (7,272)                          (32,239)(32)       (39,511)
                                                         ---------      --------            --------          ---------
Net loss applicable to common shareholders............   $(244,390)      $(7,670)           $ (8,585)         $(260,645)
                                                         =========      ========            ========          =========
Net loss per common share.............................     $(10.29)                                             $(10.67)
                                                         =========                                            =========
Average number of common shares outstanding
                        (in thousands)................      23,745           635(27)                             24,380
                                                         =========      ========                              =========

* See Note C of Notes to Condensed Pro Forma Consolidated Financial Statements.

NOTE A--NOTES TO CONDENSED PRO FORMA BALANCE SHEET AS OF SEPTEMBER 30, 1995

CABLEVISION OF BOSTON ACQUISITION

(1) As a result of the acquisition of Cablevision of Boston, the assets and liabilities purchased will be combined with the Company's consolidated balance sheet amounts. The adjustments referenced by this Note (1) reflect the consolidation of such amounts as of the balance sheet date.

(2) Represents (a) the total cost of interests in Cablevision of Boston not owned by the Company to be paid by the issuance of Class A Common Stock of the Company valued at $37,834,000, (b) estimated transaction costs of

     $2,000,000 and financing costs of $1,000,000, (c) bank borrowings of $79,217,000 to be used to refinance Cablevision of Boston's bank debt and accrued interest thereon of $59,096,000 and repay amounts owed to Charles
     F. Dolan, the Company's Chairman, aggregating $20,121,000 for management fees, loans, accrued interest thereon and preferred equity and (d) the excess ($113,544,000) of the purchase price over the value of the net liabilities acquired.

(3) Represents the amount paid to Mr. Dolan for his general partnership interest and the assumption of his share of the excess liabilities over net assets of Cablevision of Boston ($1,224,000) (such amount to be charged to par value in excess of capital contributed). Interests in the Dolan-owned assets and liabilities are recorded in the pro forma balance sheet at Cablevision of Boston's historical cost.


PROPOSED V CABLE TRANSACTIONS

(4) As a result of the proposed acquisition of 80% of the partnership interests in U.S. Cable Television Group, L.P. ("U.S. Cable") not already owned by V Cable to be effected in connection with the Proposed V Cable Transactions, the assets and liabilities of U.S. Cable will be combined with the Company's consolidated balance sheet amounts. The adjustments referenced by this Note (4) reflect the consolidation of such amounts as of the balance sheet date.

(5) In connection with the Proposed V Cable Transactions, the Company will redeem the outstanding preferred stock on the books of U.S. Cable for $4,000,000 and will issue $500,000,000 of its preferred stock to General Electric Capital Corporation ("GECC"), . The proceeds from this issuance will be used to repay $450,000,000 of V Cable debt and/or debt of VC Holding, Inc. ("VC Holding") to GECC and provide V Cable with $50,000,000 to make a preferred capital contribution to U.S. Cable, which will repay an equivalent amount of its debt to GECC. Deferred interest expense of $30,343,000 related to V Cable's assumption of U.S. Cable's debt in the 1992 reorganization of V Cable will be written off in connection with the repayment of such debt.

  (6) Represents the excess ($136,664,000) of the purchase price of U.S. Cable over the value of the net liabilities acquired.


NOTE B--NOTES TO CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1994

AMERICAN MOVIE CLASSICS COMPANY ACQUISITION

(7) As a result of the AMCC Acquisition, which was consummated on July 11, 1994, the results of operations of AMCC are combined with the Company's consolidated results of operations. The adjustments referenced by this Note
     (7) reflect the consolidation of such amounts for the period January 1, 1994 through July 10, 1994.

(8) Represents the 25.1% minority partnership interest in the results of operations of AMCC owned by National Broadcasting Company, Inc. ("NBC") and Liberty Media Corporation.

(9) Represents interest expense, at 8.0% per annum, on the $181,903,000 of debt incurred by the Company to fund the purchase of the additional approximate 50% interest in AMCC. NBC will not share in this expense.

(10) Represents the income of AMCC previously recorded by the Company using the equity method of accounting.

(11) Represents the elimination of management fees paid to the former partner by AMCC. In connection with the purchase of the approximate 50% interest in AMCC, the Company also purchased the right to receive such fees in the future.

(12) Represents the amortization, based on an average 10-year life, of the excess cost over fair value of assets acquired resulting from the purchase of the additional approximate 50% interest in AMCC. NBC will not share in this expense.

MONMOUTH CABLE, RIVERVIEW CABLE AND FRAMINGHAM CABLE ACQUISITION

(13) As a result of the acquisition of Monmouth Cable and Riverview Cable, which was consummated on August 8, 1994, the results of operations of Monmouth Cable and Riverview Cable are combined with the Company's consolidated results of operations. The adjustments referenced by this Note (13) reflect the consolidation of such amounts for the period January 1, 1994 through August 7, 1994.

(14) Represents the depreciation and amortization, based on an average 10-year life, of the step-up in property, plant and equipment, franchise costs and the excess cost over fair value of assets acquired, aggregating $39,761,000 for the period, offset by the elimination of pre-acquisition depreciation and amortization of $12,488,000.

(15) Represents interest expense of $15,750,000 attributable to $237,800,000 of bank borrowings (interest expense of $10,444,000 at a 7.32% interest rate); $132,158,000 of 6% senior subordinated notes (interest expense of $4,758,000); $9,110,000 of a 6% indemnification note (interest expense of $328,000); and amortization of deferred finance costs of $220,000, offset by pre-acquisition interest expense of $4,657,000 incurred by Monmouth Cable and Riverview Cable.

(16) Represents the elimination of management fees of $2,378,000 paid to former general partners by Monmouth Cable and Riverview Cable and the elimination of an adjustment ($350,000) made in the first half of 1994 to reduce prior period overaccruals of franchise fees.

(17) As a result of the acquisition of Framingham Cable, which was consummated on August 8, 1994, by the Company and Warburg Pincus Investors, L.P., a 30% Pre-Payout Interest in the results of Framingham Cable will be combined with the Company's consolidated results of operations. The adjustment referenced by this Note (17) reflects the 30% Pre-Payout Interest for the period January 1, 1994 through August 7, 1994.

(18) Represents the Company's 30% share of reduced costs for Framingham Cable management fees of $56,000, offset by additional expenses relating to the Framingham Cable acquisition for depreciation and amortization of $249,000 and interest of $79,000.

CABLEVISION OF BOSTON ACQUISITION

(19) As a result of the acquisition of Cablevision of Boston (and related issuance of approximately 635,000 shares of the Company's Class A Common Stock (based on the price per share of Class A Common Stock as of September 30, 1995)), the results of operations of Cablevision of Boston will be combined with the Company's consolidated results of operations. The adjustments referenced by this Note (19) reflect the consolidation of such amounts for the year ended December 31, 1994.

(20) Represents the amortization, based on an average 10-year life, of the excess cost over fair value of assets acquired of $11,232,000 for the period, offset by the elimination of previous amortization of intangibles of $258,000 and the elimination from selling, general and administrative expenses of management fees payable ($2,092,000) by Cablevision of Boston to Cablevision Systems Services Corporation, a company wholly owned by Charles F. Dolan.

(21) Represents interest expense of $6,971,000 attributable to $79,217,000 of bank debt (8.8% interest rate) reduced by pre-acquisition interest expense of $8,740,000 incurred by Cablevision of Boston on its bank debt and debt owed to Mr. Dolan and the Company.


PROPOSED V CABLE TRANSACTIONS

(22) As a result of the proposed acquisition of 80% of the partnership interests in U.S. Cable not already owned by V Cable to be effected in connection with the Proposed V Cable Transactions, the results of operations of U.S. Cable will be combined with the Company's consolidated results of operations. The adjustments referenced by this Note (22) reflect the consolidation of such amounts for the year ended December 31, 1994 and the elimination of the Company's share of losses in U.S. Cable previously recorded on the equity basis.

(23) Represents the reduction in interest expense of $47,323,000, at an average interest rate of 10.5%, resulting from the net repayment of $450,000,000 of V Cable and/or VC Holding debt from the proceeds of the issuance of the preferred stock in the Proposed V Cable Transactions. In addition, the Company will write off deferred interest and financing costs of $40,457,000 in connection with the repayment of U.S. Cable debt assumed by V Cable in the 1992 V Cable Reorganization.

(24) Represents the dividends payable to GECC on the preferred stock to be issued in the Proposed V Cable Transactions. This amount does not take into account any gross up required to be paid to a holder of preferred stock failing to obtain a dividends received deduction.

(25) Represents the reduction in interest expense, at an average interest rate of 12.0%, resulting from the repayment of $50,000,000 of U.S. Cable debt from the proceeds of the issuance of preferred stock and certain reductions in U.S. Cable's debt resulting from the Proposed V Cable Transactions.

(26) Represents the depreciation and amortization, based on an average 10-year life, of the step-up in property, plant and equipment, franchise costs and the excess cost over fair value of assets acquired, aggregating $38,244,000 for the period, offset by the elimination of pre-acquisition depreciation and amortization of $41,861,000.

NOTE C -- NOTES TO CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995

CABLEVISION OF BOSTON ACQUISITION

(27) As a result of the acquisition of Cablevision of Boston (and related issuance of approximately 635,000 shares of the Company's Class A Common Stock), the results of operations of Cablevision of Boston will be combined with the Company's consolidated results of operations. The adjustments referenced by this Note (27) reflect the consolidation of such amounts for the nine months ended September 30, 1995.

(28) Represents the amortization, based on an average 10-year life, of the excess cost over fair value of assets acquired of $8,424,000 for the period, offset by the elimination of previous amortization of intangibles of $193,000 and the elimination from selling, general and administrative expenses of management fees payable by Cablevision of Boston to Cablevision Systems Services Corporation ($1,642,000).

(29) Represents interest expense of $5,214,000 attributable to $79,217,000 of bank debt (8.8% interest rate) reduced by pre-acquisition interest expense of $7,884,000 incurred by Cablevision of Boston on its bank debt and debt owed to Charles F. Dolan and the Company.


PROPOSED V CABLE TRANSACTIONS

(30) As a result of the proposed acquisition of 80% of the partnership interests in U.S. Cable not already owned by V Cable to be effected in connection with the Proposed V Cable Transactions, the results of operations of U.S. Cable will be combined with the Company's consolidated results of operations. The adjustments referenced by this Note (30) reflect the consolidation of such amounts for the nine months ended September 30, 1995 and the elimination of the Company's share of losses in U.S. Cable previously recorded on the equity basis.

(31) Represents the reduction in interest expense of $36,167,000, at an average interest rate of 10.7%, resulting from the net repayment of $450,000,000 of V Cable and/or VC Holding debt from the proceeds of the issuance of the preferred stock in the Proposed V Cable Transactions. In addition, amortization of deferred interest and financing costs of $10,114,000 is eliminated in connection with the repayment of U.S. Cable debt assumed by V Cable in the 1992 reorganization of V Cable. Because the write-off of deferred interest and financing costs related to this transaction has been reflected in the Condensed Pro Forma Consolidated Statement of Operations for the year ended December 31, 1994, no such write-off has been made in the Condensed Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1995.

(32) Represents the dividends payable to GECC on the preferred stock to be issued in the Proposed V Cable Transactions. This amount does not take into account any gross up required to be paid to a holder of preferred stock failing to obtain a dividends received deduction.

(33) Represents the reduction in interest expense, at an average interest rate of 11.6%, resulting from the repayment of $50,000,000 of U.S. Cable debt from the proceeds of the issuance of preferred stock and certain reductions in U.S. Cable's debt resulting from the Proposed V Cable Transactions.

(34) Represents the depreciation and amortization, based on an average 10-year life, of the step-up in property, plant

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

     and equipment, franchise costs and the excess cost over fair value of assets acquired, aggregating $27,285,000 for the period, offset by the elimination of pre-acquisition depreciation and amortization of $27,859,000.

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

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CABLEVISION SYSTEMS CORPORATION



                                By: /s/ Jerry Shaw
                                    ---------------------------
                                    Jerry Shaw
                                    Vice President
                                    and Controller


Dated: October 31, 1995

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